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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 27, 2002
                                ----------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                        1-4174               73-0569878
   --------                   ---------------        -------------------
(State or other                 (Commission           (I.R.S. Employer
jurisdiction of                 File Number)         Identification No.)
incorporation)



  One Williams Center, Tulsa, Oklahoma                          74172
  ------------------------------------                          ------
(Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



                                       1
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Item 5. Other Events.

         On March 27, 2002, The Williams Companies, Inc. (NYSE:WMB) announced it has completed the sale of its Kern River interstate natural gas pipeline business to MidAmerican Energy Holdings Company for $450 million in cash and assumption of $510 million in debt. The sale also eliminates the need for Williams to fund Kern River's capital expenditure requirements of approximately $1.26 billion over the next one-and-a-half years.

Item 7. Financial Statements and Exhibits.


        Williams files the following exhibit as part of this report:

        Exhibit 99.1 Copy of Williams' press release dated March 27, 2002, publicly announcing the matters reported herein.

        Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE WILLIAMS COMPANIES, INC.


Date: March 28, 2002                  /s/ Suzanne H. Costin
                                      ------------------------------
                                      Name:  Suzanne H. Costin
                                      Title: Corporate Secretary


                                       2

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1 Copy of Williams' press release dated March 27, 2002, publicly announcing the matters reported herein.